SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 5, 2002

               BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
                  (Exact Name of Registrant as Specified in
                                   Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      Other Events.

      On April 5, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference. The full text of the federal government's sur-reply in opposition to the plaintiffs' motions (and the federal government's unopposed motion seeking leave of the court to file the sur-reply) referred to in such press release are attached as Exhibit 99.2 and are hereby incorporated herein by reference. The description of such motions are qualified in their entirety to the full text of such motions.


Item 7.      Financial Statements and Exhibits.

          (c)   The following exhibits are filed with this report:

             Exhibit Number                            Description

                  99.1                   Press Release issued April 5, 2002.

                  99.2 Federal Government's Sur-Reply in Opposition to Plaintiffs' Motions and Federal Government's Unopposed Motion Seeking Leave of the Court to File the Sur-Reply, each as filed with the U.S. Court of Federal Claims on April 1, 2002.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST


                              By:  /s/ Jonathon K. Heffron
                              Name:  Jonathon K. Heffron
                              Title:  Litigation Trustee

Dated: April 15, 2002

                                  Exhibit Index


             Exhibit Number                            Description

                  99.1                   Press Release issued April 5, 2002.

                  99.2 Federal Government's Sur-Reply in Opposition to Plaintiffs' Motions and Federal Government's Unopposed Motion Seeking Leave of the Court to File the Sur-Reply, each as filed with the U.S. Court of Federal Claims on April 1, 2002.